SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                January 10, 2000
                Date of Report (Date of earliest event reported)
                                BANYAN CORPORATION
             (Exact name of registrant as specified in its charter)


         OREGON                        000-26065            84-1346327
(State or other jur-                  (Commission          (IRS Employer
isdiction of incor-                   File Number)       Identification No.)
         poration)

      4740 Forge Rd., Bldg. 112, Colorado Springs, Colorado  80907
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (719)  531-5535


(Former name or former  address,  if changed since last report.)





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Item 1. Change in Control of Registrant

         Not applicable.

Item 2. Acquisition of Assets

     The Company acquired the assets of Showcase Technologies, ('Showcase') a partnership in the state of New York, on November 1, 1999. The primary assets of Showcase were a line of hard and soft carrying cases for notebook computers and cameras, and what the Company calls a website optimizing service.

     Pursuant to the acquisition agreement, the line of hard and soft carrying cases, which utilize a patented internal rail and track system that holds objects securely in the cases, is now owned by Doublecase Corp. a Kansas corporation which is a wholly owned subsidiary of the Company. A copy of the acquisition agreement is attached hereto as Exhibit 10.3. As part of the acquisition, the Company has entered into an employment contract with Alan Hillsberg, hereto attached as Exhibit 10.1

     Pursuant to the acquisition agreement, the website optimizing service, which operates a web site at www.toplisting.com, is now owned by TopListing.com Corporation, a Colorado corporation which is a wholly owned subsidiary of the Company. Toplisting.com guarantees that an entites website will be in the top 20 listings of their category at least one of the eight major search engines.See Financial Statements attached hereto as Exhibit 10.2.


Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.

         Not applicable.

Item 5.  Other events.

     The corporation has entered into a two year employment contract with Alan Hillsberg as a Director, President and COO of Doublecase Corporation and Toplisting.com Corporation, pursuant to which he will be paid $116,000 per year, 10% of the Company's net pre-tax profit, 20% of DC's net pre-tax profit, and Options to purchase 235,000 shares of common stock of Banyan Corporation (Employer parent corporation) at $0.1187 per share. He is also entitled to medical and dental insurance and such other benefits as received by the other executive officers.



Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

A. Financial Statements Of Business Acquired




               SHOWCASE TECHNOLOGIES AND TOPLISTING.COM
                                  Balance Sheet
                                October 31, 1999
                                    Unaudited

                                 ASSETS

                Current assets
                Cash                                         $2,324
                Accounts receivable                          11,024
                Inventory                                    15,366
                                                             28,714

                Equipment
                Equipment and tooling                         1,000
                Less: Accumulated depreciation                  689
                                                                311

                Other assets
                Patents                                       3,080

                                                            $32,105


                    LIABILITIES AND PARTNERS' EQUITY
                Current liabilities
                Notes payable-partner                       $30,457

                Partners' equity                              1,648

                                                            $32,105



                SHOWCASE TECHNOLOGIES AND TOPLISTING.COM
                       Profit and Loss Statement
                            October 31, 1999
                               Unaudited

                Net sales                                  $228,330

                Cost of goods sold                          129,302

                Gross profit                                 99,028

                Selling, general and administrative expe     49,963

                Net profit                                  $49,065



B.    INDEX  TO  EXHIBITS

     The following exhibits are filed as a part of this disclosure statement:


Exhibit
Number      Description
- -------     -----------

10.1      Employment Agreement With Alan Hillsberg
10.2      Asset Purchase Agreement For TopListing
10.3      Asset Purchase Agreement For For Showcase




Item 8.  Change in Fiscal Year

         Not applicable

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf the undersigned hereunto duly authorized.

                                                  Date: January 10, 2000

                        BANYAN CORPORATION

                                                  BY:__/s/Cameron Yost___
                                                       Cameron Yost
                                                       President

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